UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 14, 2024, SEE ID, Inc., a Nevada Corporation (“SEE ID”), issued a press release announcing that SEE ID entered into a exclusivity and licensing agreement with Wurth Industry North America LLC.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Information and Where to Find It

This filing relates to the proposed business combination involving ShoulderUp Technology Acquisition Corp. (“SUAC”), CID HoldCo, Inc. (“Holdings”), SEE ID and the other parties to the business combination agreement. In connection with the proposed business combination, Holdings filed with the SEC a Registration Statement on Form S-4 (File No. 333-282600) (as may be amended from time to time, the “Registration Statement”), including a preliminary proxy statement of SUAC and a preliminary prospectus of Holdings relating to the Holdings shares to be issued in connection with the proposed business combination. The Registration Statement is subject to SEC review and further revision and is not yet effective. This filing is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, when available, or any other document that Holdings or SUAC has filed or will file with the SEC or send to its shareholders in connection with the proposed business combination. This filing does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SUAC’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SUAC OR HOLDINGS WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of SUAC as of a record date to be established for voting on the proposed business combination. Additionally, SUAC and Holdings will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SUAC or Holdings may be obtained, when available, free of charge by directing a request to ShoulderUp Technology Acquisition Corp. to 125 Townpark Drive, Suite 300, Kennesaw, Georgia 30144or via email at rashaun@shoulderup.com.

Participants in the Solicitation

Holdings, SUAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SUAC’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the business combination and their ownership of SUAC’s securities are, or will be, contained in SUAC’s filings with the SEC, and such information and names of Holdings’ directors and executive officers will also be in the S-4 Registration Statement to be filed with the SEC by Holdings, SUAC or a successor entity thereof, which will include the proxy statement of SUAC. Investors and security holders may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This filing is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SUAC, Holdings, or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

No Offer or Solicitation

This filings is for informational purposes only and does not constitute an offer or a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to SUAC, Holdings or SEE ID, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on SUAC’s current expectations and beliefs concerning future developments and their potential effects on SUAC, Holdings or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by SUAC’s stockholders, the satisfaction of the minimum trust account amount following any Redemptions by SUAC’s public stockholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on Holdings’ business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of Holdings, (v) the outcome of any legal proceedings that may be instituted against Holdings or SUAC related to the Business Combination Agreement or the proposed transaction, (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder Redemptions, (vii) the risk that Holdings and its current and future collaborators are unable to successfully develop and commercialize Holdings’ products or services, or experience significant delays in doing so, (viii) the risk that Holdings may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. Investors and security holders should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the S-4 Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by SUAC, Holdings and/or or any successor entity thereof from time to time with the SEC, including the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in SUAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 20, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SUAC assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 14, 2024
99.2	Exclusivity Agreement, dated November 11, 2024, by and between SEE ID, Inc. and Würth Industry North America LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: November 14, 2024	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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